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                                                                   EXHIBIT 10.73


                                 March 22, 1999

TO THE ADMINISTRATIVE AGENT AND THE LENDERS DESCRIBED BELOW:

    Re: Kevco, Inc. (the "Borrower")

Ladies and Gentlemen:

    Reference is made to that certain Second Amended and Restated Credit Agreement (as amended through the date hereof and as further amended, renewed, or restated from time to time, the "Credit Agreement") dated as of December 1, 1997, by and among certain lending institutions from time to time party thereto (the "Lenders"), the Borrower, and NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

    In connection with the Credit Agreement, the Borrower, the Lenders, and the Administrative Agent have entered into the Third Amendment and Waiver
(the "Amendment") dated as of February 25, 1999, pursuant to which the Lenders have made the Liquidity Commitment available to the Borrower. The amount of the Liquidity Commitment is currently $5,000,000, and the Borrower hereby requests the Lenders to make the additional $5,000,000 Incremental Commitment available. Pursuant to the Amendment, no funding of the Incremental Commitment shall be made unless a combination of Lenders whose Total Specified Percentages aggregate at least 75% shall have approved such funding.

    Additionally, the Liquidity Commitment Maturity Date, as set forth in the Amendment, is March 31, 1999. The Borrower hereby requests the Lenders to extend the Liquidity Commitment Maturity Date to April 15, 1999.

    Finally, the Amendment provides for a fee (the "Phase II Fee") to be paid to the Lenders on March 31, 1999, which fee "shall be waived if (i) either (A) before March 31, 1999, Borrower shall have received equity contributions of at least $18,000,000, which are available to be used by the Borrower for general working capital purposes, or (B) the conditions set forth in Section 3.4 of the Credit Agreement are not satisfied, or (C) on or before the Liquidity Commitment Step-Up Date, the Borrower shall have notified the Administrative Agent that it desires to cancel the Incremental Commitment, or (ii) before March 31, 1999, the terms and conditions of the Loan Documents and the Obligations thereunder have been restructured to the satisfaction of the Lenders." The Borrower hereby requests the Lenders to extend to April 15, 1999 (1) the date the Phase II Fee is to be paid,
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and (2) the deadline for satisfying the conditions to waiver of the Phase II Fee
(the "Waiver Deadline").

     By executing in the space provided below, you hereby (a) agree, subject to the provisions of the Credit Agreement, to fund your pro rata portion of the Incremental Commitment upon the request of Borrower, (b) consent to the extension of the Liquidity Commitment Maturity Date to April 15, 1999, (c) consent to the extension of the Phase II Fee payment date to April 15, 1999, and
(d) consent to the extension of the Waiver Deadline to April 15, 1999. Please make 16 copies of your signature page, sign all copies, send one signed page via fax to Ira Einsohn at (214) 745-5390, and send all original signature pages to Ira via priority overnight courier.

     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                               Very truly yours,

                               KEVCO, INC., as the Borrower



                               By:
                                  ---------------------------------------------
                                  Name:
                                       ----------------------------------
                                  Title:
                                        ---------------------------------


AGREED TO this 22nd day of March, 1999.

NATIONSBANK, N.A. as Administrative
Agent and as a Lender

By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------

NATIONAL CITY BANK KENTUCKY


By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------


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GUARANTY FEDERAL BANK, F.S.B.

By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------


WELLS FARGO BANK, N.A.

By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------


PILGRIM PRIME RATE TRUST

By: Pilgrim Investments, Inc., as its
    Investment Manager


By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------



ARCHIMEDES FUNDING, L.L.C.

By: ING Capital Advisors, Inc., as
    Collateral Manager

By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:

          --------------------------------------
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ALLIANCE CAPITAL FUNDING, L.L.C.

By: Alliance Capital Management, L.P., as
    Manager on behalf of ALLIANCE CAPITAL
    FUNDING, L.L.C.

    By: ALLIANCE CAPITAL MANAGEMENT
        CORPORATION
        General Partner of
        Alliance Capital Management, L.P.


    By:
       ----------------------------------------
        Name:
             ----------------------------------
        Title:
              ---------------------------------

MERRILL LYNCH DEBT STRATEGIES
PORTFOLIO

    By: Merrill Lynch Asset Management, L.P., as
        Investment Advisor

    By:
       ----------------------------------------
        Name:
             ----------------------------------
        Title:
              ---------------------------------


Merrill Lynch Debt Global Investment Series:
INCOME STRATEGIES PORTFOLIO

    By: Merrill Lynch Asset Management,
        L.P., as Investment Advisor


    By:
       ----------------------------------------
        Name:
             ----------------------------------
        Title:
              ---------------------------------


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BANK ONE, TEXAS, N.A.


By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------

PAM CAPITAL FUNDING LP


By: Highland Capital Management, L.P.,
    as Collateral Manager



By:
   ---------------------------------------------
    Name:
         ---------------------------------------
    Title:
          --------------------------------------